TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2025 (Unaudited)

Issues	Maturity Date	Principal Amount		Value
FIXED INCOME SECURITIES—105.7% of Net Assets
ASSET-BACKED SECURITIES—12.7%
Academic Loan Funding Trust Series 2012-1A, Class R 0.00%(1),(2),(3)	12/27/44		$3,368	$267,419
AIMCO CLO 24 Ltd. Series 2025-24A, Class SUB 0.00%(1),(4),(5)	04/19/38		600,000	459,813
ALLO Issuer LLC Series 2023-1A, Class C 12.18%(1)	06/20/53		880,000	939,484
Apidos CLO XXXVII Ltd. Series 2021-37A, Class B 6.19% (3 mo. USD Term SOFR + 1.862%)(1),(6)	10/22/34		725,000	726,740
Arbour CLO VIII DAC Series 8X, Class B1R 3.73% (3 mo. EUR EURIBOR + 1.700%)(6),(7)	10/15/34	EUR	600,000	705,193
Avis Budget Rental Car Funding AESOP LLC Series 2021-2A, Class D 4.08%(1),(3)	02/20/28		250,000	244,770
BCRED CLO LLC Series 2023-1A, Class A 6.63% (3 mo. USD Term SOFR + 2.300%)(1),(6)	01/20/36		850,000	852,182
Bear Mountain Park CLO Ltd. Series 2022-1A, Class BR 6.07% (3 mo. USD Term SOFR + 1.750%)(1),(6)	07/15/37		625,000	627,335
BMO SBA COOF Trust Series 2019-1, Class A (I/O) 1.58%(1),(5)	10/25/45		2,955,856	133,357
Carvana Auto Receivables Trust Series 2020-P1, Class R 0.00%(1),(2)	09/08/27		2,000	150,611
Carvana Auto Receivables Trust Series 2021-N3, Class R 0.00%(1),(2)	06/12/28		2,200	151,613
Carvana Auto Receivables Trust Series 2022-N1, Class R 0.00%(1),(2)	12/11/28		4,700	216,258
Carvana Auto Receivables Trust Series 2022-P3, Class R 0.00%(1),(2)	09/10/29		2,900	238,107
Carvana Auto Receivables Trust Series 2023-P1, Class R 0.00%(1),(2)	03/11/30		4,400	287,765
Carvana Auto Receivables Trust Series 2023-P2, Class R 0.00%(1),(2)	06/10/30		2,000	184,493
CIFC Funding Ltd. Series 2022-2A, Class B 0.00%(1),(4),(5)	04/19/35		685,000	480,125
Consolidated Communications LLC/Fidium Fiber Finance Holdco LLC Series 2025-1A, Class A2 6.00%(1)	05/20/55		245,000	251,428
COOF Securitization Trust II Series 2015-2, Class A1 (I/O) 2.48%(1),(5)	08/25/41		1,424,438	87,016
Eaton Vance CLO Ltd. Series 2013-1A, Class D1R4 7.28% (3 mo. USD Term SOFR + 3.000%)(1),(6)	10/15/38		475,000	479,809
Elmwood CLO 17 Ltd. Series 2022-4A, Class SUB 6.89%(1),(5)	07/17/37		850,000	571,718
Elmwood CLO III Ltd. Series 2019-3A, Class SUB 0.00%(1),(4),(5)	07/18/37		1,000,000	487,936
Elmwood CLO VIII Ltd. Series 2021-1A, Class ER 10.58% (3 mo. USD Term SOFR + 6.250%)(1),(6)	04/20/37		500,000	497,500
Flexential Issuer Series 2021-1A, Class A2 3.25%(1)	11/27/51		260,000	252,537
Goal Capital Funding Trust Series 2006-1, Class B 5.30% (3 mo. USD LIBOR + 0.450%)(6)	08/25/42		80,128	77,994
Golub Capital Partners CLO 42M-R Ltd. Series 2019-42RA, Class A2R 7.06% (3 mo. USD Term SOFR + 2.750%)(1),(6)	01/20/36		$600,000	602,957
Golub Capital Partners CLO 69M Ltd. Series 2023-69A, Class B1 7.48% (3 mo. USD Term SOFR + 3.250%)(1),(6)	11/09/36		870,000	872,460
Gracie Point International Funding LLC Series 2025-1A, Class C 7.10% (30 day USD SOFR Average + 2.750%)(1),(6),(8)	08/15/28		605,000	606,191
Hertz Vehicle Financing III LLC Series 2023-1A, Class 1D 9.13%(1)	06/25/27		365,000	370,121
Hertz Vehicle Financing III LP Series 2021-2A, Class D 4.34%(1)	12/27/27		820,000	802,324
HOA Funding LLC Series 2021-1A, Class A2 4.72%(1),(3),(8),(9)	08/20/51		581,627	119,235
HPS Loan Management Ltd. Series 2024-19A, Class C2 7.22% (3 mo. USD Term SOFR + 2.900%)(1),(6)	04/15/37		750,000	753,436
ICG U.S. CLO Ltd. Series 2022-1A, Class DR (I/F) 0.00% (-3 mo. USD Term SOFR + 3.100%)(1),(4),(6),(10)	10/20/38		1,000,000	1,003,750
Madison Park Funding XLV Ltd. Series 2020-45A, Class CRR 6.22% (3 mo. USD Term SOFR + 1.900%)(1),(6)	07/15/34		625,000	626,071
Mosaic Solar Loan Trust Series 2021-1A, Class R 0.00%(1),(4)	12/20/46		950,000	147,557
Mosaic Solar Loan Trust Series 2021-2A, Class R 0.00%(1),(4)	04/22/47		1,150,000	68,451
Mosaic Solar Loan Trust Series 2021-3A, Class R 0.00%(1),(4)	06/20/52		1,600,000	83,315
NCFA LLC—Loan Participation 1 2.75%(8)	06/12/28		756,178	756,178
NCFA LLC—Loan Participation 2 3.14%(8)	12/19/27		849,356	849,356
Neuberger Berman Loan Advisers CLO 56 Ltd. Series 2024-56A, Class SUB 0.00%(1),(4),(5)	07/24/37		700,000	512,703
New Mountain CLO 8 Ltd. Series CLO-8A, Class M 0.00%(1),(4),(8),(10)	10/20/38		60,000	—
New Mountain CLO 8 Ltd. Series CLO-8A, Class SUB 0.00%(1),(4),(5),(10)	10/20/38		600,000	496,020
Newday Funding Master Issuer PLC Series 2024-2X, Class E 7.87% (1 day GBP SONIA + 3.900%)(6),(7)	07/15/32	GBP	450,000	619,041
OCP CLO Ltd. Series 2015-9A, Class SUB 0.00%(1),(4),(5)	01/15/37		1,360,000	586,618
Palmer Square CLO Ltd. Series 2024-3A, Class SUB 0.00%(1),(4),(5)	07/20/37		625,000	541,657
Rad CLO 22 Ltd. Series 2023-22A, Class D 9.33% (3 mo. USD Term SOFR + 5.000%)(1),(6)	01/20/37		350,000	352,699
Rockford Tower CLO Ltd. Series 2017-2A, Class BR 6.08% (3 mo. USD Term SOFR + 1.762%)(1),(6)	10/15/29		800,000	800,658

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2025 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount		Value
Rockford Tower CLO Ltd. Series 2021-2A, Class BR 5.86% (3 mo. USD Term SOFR + 1.700%)(1),(6)	07/20/34		$620,000	$620,534
Rockford Tower CLO Ltd. Series 2025-2A, Class D1 7.63% (3 mo. USD Term SOFR + 3.350%)(1),(6)	03/31/38		600,000	602,818
Santander Consumer Auto Receivables Trust Series 2021-BA, Class R 0.00%(1),(2)	03/15/29		5,000	1,402,274
Santander Consumer Auto Receivables Trust Series 2021-CA, Class R 0.00%(1),(2)	06/15/28		5,500	578,823
Serenity-Peace Park CLO Ltd. Series 2025-1A, Class SUB 0.00%(1),(4),(5),(8)	10/24/38		600,000	499,235
Sixth Street CLO XX Ltd. Series 2021-20A, Class SUB 0.00%(1),(4),(5)	07/17/38		467,250	284,849
SLC Student Loan Trust Series 2004-1, Class B 4.90% (90 day USD SOFR Average + 0.552%)(6)	08/15/31		154,462	136,415
SLC Student Loan Trust Series 2006-1, Class B 4.84% (90 day USD SOFR Average + 0.472%)(6)	03/15/55		161,070	145,560
SLM Student Loan EDC Repackaging Trust Series 2013-M1, Class M1R 0.00%(1),(2)	10/28/29		1,000	199,179
SLM Student Loan Trust Series 2004-2, Class B 5.07% (90 day USD SOFR Average + 0.732%)(6)	07/25/39		136,863	130,704
SLM Student Loan Trust Series 2005-9, Class B 4.90% (90 day USD SOFR Average + 0.562%)(6)	01/25/41		286,988	271,927
SLM Student Loan Trust Series 2007-6, Class B 5.45% (90 day USD SOFR Average + 1.112%)(6)	04/27/43		72,472	68,317
SLM Student Loan Trust Series 2007-7, Class B 5.35% (90 day USD SOFR Average + 1.012%)(6)	10/27/70		150,000	151,657
SLM Student Loan Trust Series 2008-2, Class B 5.80% (90 day USD SOFR Average + 1.462%)(6)	01/25/83		225,000	232,074
SLM Student Loan Trust Series 2008-3, Class B 5.80% (90 day USD SOFR Average + 1.462%)(6)	04/26/83		225,000	227,392
SLM Student Loan Trust Series 2008-4, Class B 6.45% (90 day USD SOFR Average + 2.112%)(6)	04/25/73		515,000	528,931
SLM Student Loan Trust Series 2008-5, Class B 6.45% (90 day USD SOFR Average + 2.112%)(6)	07/25/73		260,000	268,375
SLM Student Loan Trust Series 2008-6, Class B 6.45% (90 day USD SOFR Average + 2.112%)(6)	07/26/83		225,000	227,972
SLM Student Loan Trust Series 2008-7, Class B 6.45% (90 day USD SOFR Average + 2.112%)(6)	07/26/83		305,000	303,471
Stratus CLO Ltd. Series 2021-3A, Class SUB 0.00%(1),(4),(5)	12/29/29		750,000	75
Structured Receivables Finance LLC Series 2010-A, Class B 7.61%(1)	01/16/46		288,158	291,176
Structured Receivables Finance LLC Series 2010-B, Class B 7.97%(1)	08/15/36		255,476	260,323
TIF Funding II LLC Series 2021-1A, Class A 1.65%(1)	02/20/46		944,350	862,855
Together Asset-Backed Securitisation 14 PLC Series 2025-1ST1A, Class E 6.95% (1 day GBP SONIA + 2.980%)(1),(6)	08/15/66	GBP	500,000	680,386
U.S. Bank C&I Credit-Linked Notes Series 2025-SUP2, Class D 6.59% (30 day USD SOFR Average + 2.200%)(1),(6)	09/25/32		450,000	451,579
Westlake Automobile Receivables Trust Series 2024-1A, Class D 6.02%(1)	10/15/29		600,000	613,722
Wingstop Funding LLC Series 2020-1A, Class A2 2.84%(1)	12/05/50		541,750	523,607

Total Asset-backed Securities (Cost: $36,406,616)				31,506,231

MORTGAGE-BACKED SECURITIES—63.9%
Commercial Mortgage-backed Securities—Agency—0.2%
Federal Home Loan Mortgage Corp. Multifamily PC REMICS Trust Series 2019-P002, Class X (I/O) 1.14%(5)	07/25/33		1,295,000	69,801
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K049, Class X3 (I/O) 4.19%(5)	10/25/43		144,423	14
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K060, Class X3 (I/O) 1.96%(5)	12/25/44		2,499,972	47,222
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K732, Class X3 (I/O) 3.34%(5)	05/25/46		565,982	44
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K735, Class X3 (I/O) 2.23%(5)	05/25/47		3,750,000	48,097
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KC05, Class X1 (I/O) 1.34%(5)	06/25/27		6,789,264	75,495
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KIR1, Class X (I/O) 1.14%(5)	03/25/26		7,643,487	13,628
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KW01, Class X3 (I/O) 4.27%(5)	03/25/29		690,000	7,089
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series Q013, Class XPT2 (I/O) 1.81%(5)	05/25/27		2,728,327	63,573
Federal National Mortgage Association-ACES Series 2016-M11, Class X2 (ACES) (I/O) 3.04%(5)	07/25/39		579,319	10,619
Federal National Mortgage Association-ACES Series 2019-M29, Class X4 (ACES) (I/O) 0.70%(5)	03/25/29		7,900,000	149,372
Government National Mortgage Association Series 2010-148, Class IO (I/O) 0.30%(5)	09/16/50		4,543,888	47,649

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2025 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount		Value
Government National Mortgage Association Series 2011-152, Class IO (I/O) 0.01%(5)	08/16/51		$633,918	$20
Government National Mortgage Association Series 2012-139, Class IO (I/O) 0.65%(5)	02/16/53		744,933	15,585
Government National Mortgage Association Series 2013-52, Class IO (I/O) 0.02%(5)	02/16/55		4,774,508	2,204
Government National Mortgage Association Series 2014-103, Class IO (I/O) 0.19%(5)	05/16/55		2,016,728	9,932
Government National Mortgage Association Series 2014-125, Class IO (I/O) 0.87%(5)	11/16/54		952,254	25,010

Total Commercial Mortgage-backed Securities—Agency (Cost: $2,891,630)				585,354

Commercial Mortgage-backed Securities—Non-agency—15.8%
1211 Avenue of the Americas Trust Series 2015-1211, Class D 4.28%(1),(5)	08/10/35		680,000	618,715
245 Park Avenue Trust Series 2017-245P, Class E 3.78%(1),(5)	06/05/37		650,000	617,988
280 Park Avenue Mortgage Trust Series 2017-280P, Class D 6.05% (1 mo. USD Term SOFR + 1.836%)(1),(6)	09/15/34		490,000	481,521
AMSR Trust Series 2021-SFR2, Class F2 3.67%(1)	08/17/38		750,000	736,617
AMSR Trust Series 2021-SFR3, Class G 3.80%(1)	10/17/38		620,000	607,604
AMSR Trust Series 2022-SFR1, Class F 6.02%(1)	03/17/39		850,000	846,694
AMSR Trust Series 2025-SFR1, Class E2 3.66%(1)	06/17/42		700,000	638,502
Benchmark Mortgage Trust Series 2019-B14, Class 225D 3.40%(1),(5)	12/15/62		535,000	14,023
Benchmark Mortgage Trust Series 2020-IG3, Class BXC 3.65%(1),(5)	09/15/48		555,000	513,871
BOCA Commercial Mortgage Trust Series 2024-BOCA, Class D 7.79% (1 mo. USD Term SOFR + 3.638%)(1),(6)	08/15/41		620,000	625,628
BX Commercial Mortgage Trust Series 2025-BCAT, Class D 6.80% (1 mo. USD Term SOFR + 2.650%)(1),(6)	08/15/42		718,714	722,169
BX Trust Series 2023-DELC, Class B 7.49% (1 mo. USD Term SOFR + 3.339%)(1),(6)	05/15/38		615,000	621,137
BXHPP Trust Series 2021-FILM, Class C 5.36% (1 mo. USD Term SOFR + 1.214%)(1),(6)	08/15/36		430,000	393,756
BXHPP Trust Series 2021-FILM, Class D 5.76% (1 mo. USD Term SOFR + 1.614%)(1),(6)	08/15/36		515,000	464,408
BXP Trust Series 2017-GM, Class D 3.54%(1),(5)	06/13/39		575,000	554,063
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class XD (I/O) 1.28%(1),(5)	05/10/47		4,710,600	122
Citigroup Commercial Mortgage Trust Series 2015-GC35, Class XA (I/O) 0.75%(5)	11/10/48		3,280,812	2,814
COMM Mortgage Trust Series 2012-LC4, Class XB (I/O) 0.60%(1),(3),(5)	12/10/44		10,160,887	139
COMM Mortgage Trust Series 2013-CR12, Class XA (I/O) 0.66%(5)	10/10/46		659,198	12
COMM Mortgage Trust Series 2016-787S, Class D 3.96%(1),(5)	02/10/36		693,000	673,950
COMM Mortgage Trust Series 2020-CX, Class E 2.77%(1),(5)	11/10/46		370,000	288,374
CRSNT Trust Series 2021-MOON, Class C 5.82% (1 mo. USD Term SOFR + 1.664%)(1),(6)	04/15/36		620,000	611,042
Eleven Madison Trust Mortgage Trust Series 2015-11MD, Class D 3.67%(1),(5)	09/10/35		625,000	620,502
Extended Stay America Trust Series 2021-ESH, Class F 7.96% (1 mo. USD Term SOFR + 3.814%)(1),(6)	07/15/38		548,129	549,388
FirstKey Homes Trust Series 2021-SFR3, Class E1 2.99%(1)	12/17/38		1,173,000	1,141,898
FirstKey Homes Trust Series 2022-SFR1, Class D 5.20%(1)	05/19/39		1,100,000	1,097,577
Frost CMBS DAC Series 2021-1A, Class EUE 6.02% (3 mo. EUR EURIBOR + 3.990%)(1),(6)	11/20/33	EUR	717,679	838,287
FRTKL Group, Inc. Series 2021-SFR1, Class G 4.11%(1)	09/17/38		1,015,000	984,921
Government National Mortgage Association Series 2009-114, Class IO (I/O) 0.00%(4),(5)	10/16/49		4,358,384	44
Government National Mortgage Association Series 2011-105, Class IO (I/O) 0.00%(4),(5)	09/16/51		1,558,570	16
Government National Mortgage Association Series 2012-4, Class IO (I/O) 0.00%(4),(5)	05/16/52		2,198,288	22
Grace Trust Series 2020-GRCE, Class D 2.77%(1),(5)	12/10/40		700,000	612,115
Grace Trust Series 2020-GRCE, Class F 2.77%(1),(5)	12/10/40		376,000	295,623
Grace Trust Series 2020-GRCE, Class X (I/O) 0.39%(1),(5)	12/10/40		10,620,000	143,549
GS Mortgage Securities Trust Series 2016-GS2, Class XA (I/O) 1.86%(5)	05/10/49		3,643,057	4,602
Highways PLC Series 2021-1X, Class C 6.39% (1 day GBP SONIA + 2.400%)(6),(7)	12/18/31	GBP	425,000	575,988
Hilton USA Trust Series 2016-HHV, Class F 4.33%(1),(5)	11/05/38		1,341,000	1,304,440
Hudson Yards Mortgage Trust Series 2019-30HY, Class D 3.56%(1),(5)	07/10/39		450,000	409,767
Hudson Yards Mortgage Trust Series 2019-55HY, Class F 3.04%(1),(5)	12/10/41		150,000	128,190
ILPT Trust Series 2019-SURF, Class A 4.15%(1)	02/11/41		240,000	235,474
JPMBB Commercial Mortgage Securities Trust Series 2014-C23, Class XA (I/O) 0.49%(5)	09/15/47		629,127	9

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2025 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount		Value
JPMBB Commercial Mortgage Securities Trust Series 2014-C24, Class XA (I/O) 0.86%(5)	11/15/47		$1,012,893	$24
JPMBB Commercial Mortgage Securities Trust Series 2015-C29, Class XD (I/O) 0.50%(1),(5)	05/15/48		26,458,000	132,297
JPMCC Commercial Mortgage Securities Trust Series 2017-JP5, Class XA (I/O) 0.91%(5)	03/15/50		8,917,813	78,402
JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C3, Class XB (I/O) 0.49%(1),(5)	02/15/46		47,117,770	318,083
JPMorgan Chase Commercial Mortgage Securities Trust Series 2016-NINE, Class A 2.95%(1),(5)	09/06/38		775,000	762,404
JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-OSB, Class A 3.40%(1)	06/05/39		585,000	553,298
KRE Commercial Mortgage Trust Series 2025-AIP4, Class E 7.15% (1 mo. USD Term SOFR + 3.000%)(1),(6)	03/15/42		490,000	489,318
Manhattan West Mortgage Trust Series 2020-1MW, Class A 2.13%(1)	09/10/39		695,000	662,727
MF1 Ltd. Series 2021-FL6, Class C 6.10% (1 mo. USD Term SOFR + 1.964%)(1),(6)	07/16/36		530,000	529,934
MFT Mortgage Trust Series 2020-B6, Class C 3.39%(1),(5)	08/10/40		220,000	144,234
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C22, Class XA (I/O) 0.69%(5)	04/15/48		1,288,058	17
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C31, Class XA (I/O) 1.40%(5)	11/15/49		5,682,676	40,100
Morgan Stanley Capital I Trust Series 2020-CNP, Class C 2.51%(1),(5)	04/05/42		620,000	514,886
NXPT Commercial Mortgage Trust Series 2024-STOR, Class E 6.93%(1),(5)	11/05/41		528,000	535,656
One New York Plaza Trust Series 2020-1NYP, Class A 5.22% (1 mo. USD Term SOFR + 1.064%)(1),(6)	01/15/36		390,000	383,939
Progress Residential Trust Series 2021-SFR6, Class F 3.42%(1)	07/17/38		730,000	718,510
Progress Residential Trust Series 2021-SFR7, Class E2 2.64%(1)	08/17/40		1,451,000	1,354,060
Progress Residential Trust Series 2021-SFR8, Class G 4.01%(1)	10/17/38		1,450,000	1,422,876
Progress Residential Trust Series 2021-SFR9, Class E1 2.81%(1)	11/17/40		1,707,000	1,594,159
SCG Commercial Mortgage Trust Series 2025-FLWR, Class E 6.90% (1 mo. USD Term SOFR + 2.750%)(1),(6)	08/15/42		500,000	501,682
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class A2A 3.66%(1),(5)	01/05/43		805,000	691,766
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class D 4.53%(1),(5)	01/05/43		880,000	668,157
SFO Commercial Mortgage Trust Series 2021-555, Class A 5.41% (1 mo. USD Term SOFR + 1.264%)(1),(6)	05/15/38		550,000	546,490
SMRT Commercial Mortgage Trust Series 2022-MINI, Class D 6.10% (1 mo. USD Term SOFR + 1.950%)(1),(6)	01/15/39		510,000	507,813
SMRT Commercial Mortgage Trust Series 2022-MINI, Class E 6.85% (1 mo. USD Term SOFR + 2.700%)(1),(6)	01/15/39		1,005,000	997,212
SMRT Commercial Mortgage Trust Series 2022-MINI, Class F 7.50% (1 mo. USD Term SOFR + 3.350%)(1),(6)	01/15/39		246,000	240,225
Taurus U.K. DAC Series 2021-UK1A, Class D 6.59% (1 day GBP SONIA + 2.600%)(1),(6)	05/17/31	GBP	446,719	604,483
Taurus U.K. DAC Series 2021-UK1X, Class E 7.64% (1 day GBP SONIA + 3.650%)(6),(7)	05/17/31	GBP	665,115	899,572
TCO Commercial Mortgage Trust Series 2024-DPM, Class D 6.89% (1 mo. USD Term SOFR + 2.741%)(1),(6)	12/15/39		500,000	503,072
Tricon Residential Trust Series 2021-SFR1, Class F 3.69%(1)	07/17/38		750,000	739,914
U.K. Logistics DAC Series 2025-1A, Class E 9.49% (1 day GBP SONIA + 5.500%)(1),(6)	05/17/35	GBP	267,731	361,819
UBS Commercial Mortgage Trust Series 2017-C5, Class XA (I/O) 1.24%(5)	11/15/50		4,215,039	67,878
Vita Scientia DAC Series 2022-1X, Class D 4.51% (3 mo. EUR EURIBOR + 2.490%)(6),(7)	02/27/33	EUR	1,500,000	1,748,451
Wells Fargo Commercial Mortgage Trust Series 2018-C47, Class AS 4.67%(5)	09/15/61		750,000	748,006
WFRBS Commercial Mortgage Trust Series 2013-C14, Class XA (I/O) 0.46%(5)	06/15/46		119,084	1

Total Commercial Mortgage-backed Securities—Non-agency (Cost: $40,340,868)				39,037,026

Residential Mortgage-backed Securities—Agency—24.1%
Federal Home Loan Mortgage Corp., Pool #SD8199 2.00%	03/01/52		2,244,096	1,818,047
Federal Home Loan Mortgage Corp., Pool #SD8220 3.00%	06/01/52		1,374,779	1,212,854
Federal Home Loan Mortgage Corp., Pool #SD8225 3.00%	07/01/52		2,419,021	2,132,393
Federal Home Loan Mortgage Corp., Pool #SD8238 4.50%	08/01/52		543,181	529,694
Federal Home Loan Mortgage Corp., Pool #SD3246 4.00%	08/01/52		1,202,038	1,138,221
Federal Home Loan Mortgage Corp., Pool #SD8237 4.00%	08/01/52		1,440,598	1,363,893
Federal Home Loan Mortgage Corp., Pool #SD8245 4.50%(10)	09/01/52		563,610	549,528

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2025 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Federal Home Loan Mortgage Corp., Pool #RA7870 4.00%	09/01/52	$705,248	$667,588
Federal Home Loan Mortgage Corp., Pool #SD8257 4.50%	10/01/52	1,172,470	1,142,995
Federal Home Loan Mortgage Corp., Pool #SD8265 4.00%	11/01/52	510,205	482,802
Federal Home Loan Mortgage Corp., Pool #SD8275 4.50%	12/01/52	497,691	485,102
Federal Home Loan Mortgage Corp. REMICS Series 3122, Class SG (I/O)(I/F)(TAC)(PAC) 1.14% (-30 day USD SOFR Average + 5.516%)(6)	03/15/36	830,405	44,035
Federal Home Loan Mortgage Corp. REMICS Series 3239, Class SI (I/O) (I/F) (PAC) 2.16% (-30 day USD SOFR Average + 6.536%)(6)	11/15/36	198,758	21,661
Federal Home Loan Mortgage Corp. REMICS Series 3323, Class SA (I/O) (I/F) 1.62% (-30 day USD SOFR Average + 5.996%)(6)	05/15/37	42,913	1,162
Federal Home Loan Mortgage Corp. REMICS Series 3459, Class JS (I/O) (I/F) 1.76% (-30 day USD SOFR Average + 6.136%)(6)	06/15/38	67,195	6,829
Federal Home Loan Mortgage Corp. REMICS Series 4030, Class HS (I/O) (I/F) 2.12% (-30 day USD SOFR Average + 6.496%)(6)	04/15/42	380,011	43,606
Federal Home Loan Mortgage Corp. REMICS Series 5234, Class S (I/O) (I/F) (PAC) 1.69% (-30 day USD SOFR Average + 6.050%)(6)	12/25/50	1,823,415	132,882
Federal Home Loan Mortgage Corp. REMICS Series 5471, Class SY (I/O) (I/F) 1.04% (-30 day USD SOFR Average + 5.400%)(6)	11/25/54	1,224,972	81,809
Federal Home Loan Mortgage Corp. REMICS Series 5544, Class SD (I/O) (I/F) 0.69% (-30 day USD SOFR Average + 5.050%)(6)	06/25/55	2,265,816	138,104
Federal Home Loan Mortgage Corp. REMICS Series 5546, Class AS (I/F) 3.97% (-30 day USD SOFR Average + 10.500%)(6)	06/25/55	377,825	364,204
Federal Home Loan Mortgage Corp. REMICS Series 5547, Class S (I/F) 4.04% (-30 day USD SOFR Average + 10.575%)(6)	06/25/55	379,787	358,616
Federal Home Loan Mortgage Corp. REMICS Series 5548, Class S (I/F) 4.41% (-30 day USD SOFR Average + 11.667%)(6)	06/25/55	381,271	371,160
Federal Home Loan Mortgage Corp. REMICS Series 5549, Class JS (I/F) 3.97% (-30 day USD SOFR Average + 10.500%)(6)	06/25/55	118,033	113,984
Federal Home Loan Mortgage Corp. REMICS Series 5578, Class SD (I/O) (I/F) 1.54% (-30 day USD SOFR Average + 5.900%)(6)	09/25/55	1,467,937	150,811
Federal Home Loan Mortgage Corp. STRIPS Series 386, Class C1 (I/O) 2.00%	03/15/52	3,267,696	434,753
Federal Home Loan Mortgage Corp. STRIPS Series 408, Class C37 2.00%	03/25/52	1,274,216	177,356
Federal National Mortgage Association, Pool #AN3542 3.41%	11/01/46	1,013,481	875,530
Federal National Mortgage Association, Pool #BV4122 2.00%	03/01/52	732,608	593,520
Federal National Mortgage Association, Pool #FS1598 2.00%	04/01/52	312,864	253,466
Federal National Mortgage Association, Pool #BV8463 2.50%	04/01/52	1,287,331	1,090,226
Federal National Mortgage Association, Pool #MA4656 4.50%	07/01/52	1,829,867	1,784,714
Federal National Mortgage Association, Pool #MA4701 4.50%	08/01/52	296,107	288,755
Federal National Mortgage Association, Pool #MA4733 4.50%	09/01/52	972,580	948,280
Federal National Mortgage Association, Pool #MA4769 2.00%	09/01/52	807,260	653,999
Federal National Mortgage Association, Pool #MA4768 2.50%	09/01/52	1,405,892	1,190,634
Federal National Mortgage Association, Pool #MA4784 4.50%(10)	10/01/52	1,742,951	1,699,134
Federal National Mortgage Association, Pool #MA4783 4.00%	10/01/52	1,214,582	1,149,535
Federal National Mortgage Association, Pool #MA4866 4.00%	01/01/53	1,194,923	1,130,559
Federal National Mortgage Association, Pool #MA5584 4.50%	01/01/55	1,609,066	1,561,583
Federal National Mortgage Association Interest STRIPS Series 434, Class C29 (I/O) 2.00%	10/25/52	3,725,168	487,194
Federal National Mortgage Association Interest STRIPS Series 436, Class C32 (I/O) 2.00%	10/25/52	3,244,820	423,774
Federal National Mortgage Association REMICS Series 2007-42, Class SE (I/O) (I/F) 1.64% (-30 day USD SOFR Average + 5.996%)(6)	05/25/37	31,070	2,333
Federal National Mortgage Association REMICS Series 2007-48, Class SD (I/O) (I/F) 1.63% (-30 day USD SOFR Average + 5.986%)(6)	05/25/37	573,997	51,519
Federal National Mortgage Association REMICS Series 2009-69, Class CS (I/O) (I/F) 2.28% (-30 day USD SOFR Average + 6.636%)(6)	09/25/39	89,675	10,287

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2025 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Federal National Mortgage Association REMICS Series 2024-81, Class SE (I/O) (I/F) 0.99% (-30 day USD SOFR Average + 5.350%)(6)	07/25/54	$4,850,831	$267,585
Government National Mortgage Association, Pool #MA9963 4.50%	10/20/54	1,247,055	1,211,740
Government National Mortgage Association REMICS Series 2006-35, Class SA (I/O) (I/F) 2.35% (-1 mo. USD Term SOFR + 6.486%)(6)	07/20/36	606,207	63,595
Government National Mortgage Association REMICS Series 2006-61, Class SA (I/O) (I/F) (TAC) 0.50% (-1 mo. USD Term SOFR + 4.636%)(6)	11/20/36	697,096	14,312
Government National Mortgage Association REMICS Series 2008-58, Class TS (I/O) (I/F) (TAC) 2.15% (-1 mo. USD Term SOFR + 6.286%)(6)	05/20/38	175,431	3,123
Government National Mortgage Association REMICS Series 2014-118, Class ST (I/F) 1.35% (-1 mo. USD Term SOFR + 5.486%)(6)	08/20/44	3,324,783	288,432
Government National Mortgage Association REMICS Series 2016-153, Class IO (I/O) 3.50%	11/20/46	1,089,143	214,979
Government National Mortgage Association REMICS Series 2023-165, Class CO (P/O) 0.00%(4)	11/20/53	226,176	198,324
Government National Mortgage Association REMICS Series 2024-159, Class SM (I/F) 1.06% (-30 day USD SOFR Average + 5.450%)(6)	10/20/54	3,302,898	201,715
Government National Mortgage Association REMICS Series 2024-159, Class XS (I/O) (I/F) 1.11% (-30 day USD SOFR Average + 5.500%)(6)	10/20/54	2,464,807	198,824
Government National Mortgage Association, TBA
4.00%(11)	05/01/52	2,725,000	2,563,029
4.50%(11)	08/01/54	1,550,000	1,503,481
5.50%(11)	04/01/55	3,950,000	3,979,783
5.00%(11)	04/01/55	3,025,000	3,009,287
Uniform Mortgage-Backed Security, TBA
2.00%(11)	10/01/51	1,800,000	1,451,923
2.50%(11)	11/01/51	3,675,000	3,097,852
3.00%(11)	12/01/51	1,425,000	1,252,009
3.50%(11)	01/01/52	4,600,000	4,205,258
4.00%(11)	02/01/52	1,650,000	1,555,415
4.50%(11)	06/01/54	1,650,000	1,600,735
5.00%(11)	03/01/55	4,625,000	4,587,383

Total Residential Mortgage-backed Securities—Agency (Cost: $65,605,796)			59,627,915

Residential Mortgage-backed Securities—Non-agency—23.8%
ABFC Trust Series 2007-NC1, Class A2 4.57% (1 mo. USD Term SOFR + 0.414%)(1),(6)	05/25/37	612,995	580,324
ACE Securities Corp. Home Equity Loan Trust Series 2004-IN1, Class A1 4.91% (1 mo. USD Term SOFR + 0.754%)(6)	05/25/34	271,912	256,372
ACE Securities Corp. Home Equity Loan Trust Series 2007-ASP1, Class A2C 4.79% (1 mo. USD Term SOFR + 0.634%)(6)	03/25/37	1,105,120	450,479
Adjustable Rate Mortgage Trust Series 2005-4, Class 6A22 4.94%(5)	08/25/35	287,672	228,405
Ajax Mortgage Loan Trust Series 2019-F, Class A2 3.50%(1)	07/25/59	1,300,000	1,259,426
Ajax Mortgage Loan Trust Series 2021-D, Class A 5.00%(1)	03/25/60	662,521	662,692
Angel Oak Mortgage Trust Series 2024-11, Class M1A 6.58%(1),(5)	08/25/69	750,000	763,065
Asset-Backed Securities Corp. Home Equity Loan Trust Series 2007-HE1, Class A1B 3.56% (1 mo. USD Term SOFR + 0.414%)(6)	12/25/36	167,350	163,043
Banc of America Alternative Loan Trust Series 2005-10, Class 1CB1 4.67% (1 mo. USD Term SOFR + 0.514%)(6)	11/25/35	219,489	191,377
Banc of America Funding Trust Series 2006-3, Class 4A14 6.00%	03/25/36	76,478	65,148
Banc of America Funding Trust Series 2006-3, Class 5A3 5.50%	03/25/36	78,014	71,050
Banc of America Funding Trust Series 2015-R4, Class 2A1 4.64% (1 mo. USD Term SOFR + 0.319%)(1),(6)	02/25/37	31,844	31,795
BCMSC Trust Series 2000-A, Class A4 8.29%(5)	06/15/30	3,316,690	237,097
Bear Stearns ALT-A Trust Series 2005-3, Class 4A3 4.28%(5)	04/25/35	132,803	129,716
Bear Stearns ARM Trust Series 2003-7, Class 9A 6.17%(5)	10/25/33	134,447	122,696
Bear Stearns ARM Trust Series 2005-9, Class A1 6.42% (1 yr. CMT + 2.300%)(6)	10/25/35	74,179	71,034
Bear Stearns ARM Trust Series 2007-4, Class 22A1 4.25%(5)	06/25/47	474,812	418,275
Bear Stearns Asset-Backed Securities I Trust Series 2005-AC6, Class 1A3 5.50%(5)	09/25/35	227,286	219,739
Bear Stearns Asset-Backed Securities I Trust Series 2006-IM1, Class A1 4.73% (1 mo. USD Term SOFR + 0.574%)(6)	04/25/36	100,476	103,429
Bear Stearns Mortgage Funding Trust Series 2007-AR3, Class 1X (I/O) 0.50%	03/25/37	21,721,581	429,556
C-BASS Mortgage Loan Trust Series 2007-CB2, Class A2B 3.50%	02/25/37	671,395	392,736
C-BASS Mortgage Loan Trust Series 2007-CB2, Class A2C 3.50%	02/25/37	659,653	385,867
C-BASS Mortgage Loan Trust Series 2007-CB3, Class A3 3.27%	03/25/37	1,056,155	369,377

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2025 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Carrington Mortgage Loan Trust Series 2006-NC4, Class A4 4.51% (1 mo. USD Term SOFR + 0.354%)(6)	10/25/36	$1,250,000	$1,087,408
Carrington Mortgage Loan Trust Series 2007-RFC1, Class A3 4.41% (1 mo. USD Term SOFR + 0.254%)(6)	12/25/36	630,653	620,011
CFMT LLC Series 2024-NR1, Class A1 6.41%(1)	11/25/29	776,935	784,664
CHL Mortgage Pass-Through Trust Series 2004-HYB4, Class B1 5.90%(5)	09/20/34	57,676	14,579
CHL Mortgage Pass-Through Trust Series 2006-14, Class X (I/O) 0.14%(5)	09/25/36	5,447,021	18,683
CHL Mortgage Pass-Through Trust Series 2006-HYB2, Class 1A1 5.39%(5)	04/20/36	497,847	375,887
CHNGE Mortgage Trust Series 2023-1, Class M1 8.12%(1),(5)	03/25/58	460,000	463,678
CIM Trust Series 2019-R1, Class A 3.25%(1),(5)	10/25/58	535,583	500,418
CIM Trust Series 2021-R3, Class A1A 1.95%(1),(5)	06/25/57	567,926	529,043
CIM Trust Series 2021-R4, Class A1A 2.00%(1),(5)	05/01/61	553,284	520,181
CIM Trust Series 2021-R5, Class A1B 2.00%(1),(5)	08/25/61	1,096,000	755,736
CIM Trust Series 2025-R1, Class A1 5.00%(1)	02/25/99	702,723	699,397
Citigroup Mortgage Loan Trust, Inc. Series 2005-11, Class A2A 6.48% (1 yr. CMT + 2.400%)(6)	10/25/35	121,240	126,554
Citigroup Mortgage Loan Trust, Inc. Series 2005-8, Class 1A1A 5.27%(5)	10/25/35	288,698	229,221
CitiMortgage Alternative Loan Trust Series 2006-A3, Class 1A7 6.00%	07/25/36	452,736	399,168
CitiMortgage Alternative Loan Trust Series 2006-A5, Class 1A8 6.00%	10/25/36	421,422	366,459
COLT Mortgage Loan Trust Series 2025-7, Class B1 6.92%(1),(5)	06/25/70	620,000	625,115
Conseco Finance Securitizations Corp. Series 1999-6, Class A1 7.36%(1),(5)	06/01/30	1,175,501	306,748
Countrywide Alternative Loan Trust Series 2005-46CB, Class A20 (TAC) 5.50%	10/25/35	450,506	308,127
Countrywide Alternative Loan Trust Series 2006-8T1, Class 1A2 (I/O) (I/F) 1.23% (-1 mo. USD Term SOFR + 5.386%)(6)	04/25/36	4,660,685	545,613
Countrywide Asset-Backed Certificates Trust Series 2007-13, Class 2A1 5.17% (1 mo. USD Term SOFR + 1.014%)(6)	10/25/47	342,348	320,863
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-12, Class 1A1 6.50%	01/25/36	948,046	205,809
Credit-Based Asset Servicing & Securitization LLC Series 2003-CB3, Class AF1 3.38%	12/25/32	179,288	174,617
Credit-Based Asset Servicing & Securitization LLC Series 2006-CB2, Class AF2 3.00%	12/25/36	1,634,909	1,330,535
Cross Mortgage Trust Series 2024-H7, Class B1B 7.58%(1),(5)	11/25/69	570,000	574,190
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2006-AR6, Class A6 4.65% (1 mo. USD Term SOFR + 0.494%)(6)	02/25/37	231,342	201,584
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust Series 2006-AB2, Class A2 4.68%(5)	06/25/36	714,758	660,872
DSLA Mortgage Loan Trust Series 2006-AR2, Class 2A1A 4.45% (1 mo. USD Term SOFR + 0.314%)(6)	10/19/36	298,580	200,591
EFMT Series 2025-CES1, Class B1 7.07%(1),(5)	01/25/60	670,000	681,316
EFMT Series 2025-NQM1, Class B1B 7.45%(1),(5)	01/25/70	700,000	704,585
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2019-R06, Class 2B1 8.22% (30 day USD SOFR Average + 3.864%)(1),(6)	09/25/39	550,285	561,525
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2019-R07, Class 1B1 7.87% (30 day USD SOFR Average + 3.514%)(1),(6)	10/25/39	811,584	826,456
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2021-R01, Class 1B2 10.36% (30 day USD SOFR Average + 6.000%)(1),(6)	10/25/41	475,000	493,292
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2021-R02, Class 2B2 10.56% (30 day USD SOFR Average + 6.200%)(1),(6)	11/25/41	650,000	677,992
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2021-R03, Class 1B2 9.86% (30 day USD SOFR Average + 5.500%)(1),(6)	12/25/41	650,000	673,495
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2022-R01, Class 1B2 10.36% (30 day USD SOFR Average + 6.000%)(1),(6)	12/25/41	800,000	836,197
First Franklin Mortgage Loan Trust Series 2006-FF13, Class A2C 4.59% (1 mo. USD Term SOFR + 0.434%)(6)	10/25/36	530,335	350,022
First Horizon Alternative Mortgage Securities Trust Series 2005-AA10, Class 2A1 5.36%(5)	12/25/35	118,328	89,643
Fremont Home Loan Trust Series 2005-A, Class M4 5.29% (1 mo. USD Term SOFR + 1.134%)(6)	01/25/35	1,432,275	1,314,996

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2025 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
GCAT Trust Series 2021-NQM6, Class A1 1.86%(1),(5)	08/25/66	$865,775	$792,679
GCAT Trust Series 2025-NQM1, Class B1 7.10%(1),(5)	11/25/69	650,000	655,234
GCAT Trust Series 2025-NQM4, Class B1 7.21%(1),(5)	06/25/70	560,000	565,570
GreenPoint Manufactured Housing Series 2000-1, Class A4 8.14%(5)	03/20/30	334,416	187,944
GSAA Home Equity Trust Series 2006-13, Class AF6 6.54%	07/25/36	1,057,487	292,987
GSAMP Trust Series 2007-NC1, Class A2C 4.57% (1 mo. USD Term SOFR + 0.414%)(6)	12/25/46	2,083,510	1,034,276
GSC Capital Corp. Mortgage Trust Series 2006-2, Class A1 4.63% (1 mo. USD Term SOFR + 0.474%)(6)	05/25/36	134,525	129,543
GSR Mortgage Loan Trust Series 2005-AR3, Class 6A1 4.32%(5)	05/25/35	110,248	81,876
HSI Asset Loan Obligation Trust Series 2007-2, Class 2A12 6.00%	09/25/37	262,291	189,627
IndyMac INDX Mortgage Loan Trust Series 2004-AR6, Class 5A1 4.95%(5)	10/25/34	199,035	190,397
IndyMac INDX Mortgage Loan Trust Series 2005-AR19, Class A1 3.66%(5)	10/25/35	349,792	281,192
IndyMac INDX Mortgage Loan Trust Series 2006-AR13, Class A4X (I/O) 0.00%(4),(5)	07/25/36	167,728	—
IndyMac INDX Mortgage Loan Trust Series 2006-AR9, Class 1A1 4.24%(5)	06/25/36	415,030	222,511
IndyMac INDX Mortgage Loan Trust Series 2007-AR5, Class 2A1 3.34%(5)	05/25/37	525,954	422,742
IndyMac INDX Mortgage Loan Trust Series 2007-FLX2, Class A1C 4.65% (1 mo. USD Term SOFR + 0.494%)(6)	04/25/37	1,082,137	971,093
JPMorgan Alternative Loan Trust Series 2006-A2, Class 5A1 4.50%(5)	05/25/36	308,940	172,025
JPMorgan Mortgage Acquisition Trust Series 2006-WF1, Class A5 6.91%	07/25/36	1,779,010	470,171
JPMorgan Mortgage Trust Series 2004-A6, Class 5A1 5.43%(5)	12/25/34	140,260	140,063
JPMorgan Mortgage Trust Series 2007-S2, Class 1A1 5.00%	06/25/37	146,910	44,598
JPMorgan Resecuritization Trust Series 2015-4, Class 2A2 0.00%(1),(4),(5)	06/26/47	2,593,440	822,689
Knock Issuer Trust Series 2025-1, Class A1 7.12%(1),(8)	02/25/30	495,000	500,638
Lehman Mortgage Trust Series 2006-7, Class 2A5 (I/O) (I/F) 2.28% (-1 mo. USD Term SOFR + 6.436%)(6)	11/25/36	2,866,764	331,189
Lehman XS Trust Series 2006-10N, Class 1A3A 4.69% (1 mo. USD Term SOFR + 0.534%)(6)	07/25/46	310,170	302,327
Lehman XS Trust Series 2006-12N, Class A31A 4.67% (1 mo. USD Term SOFR + 0.514%)(6)	08/25/46	369,186	386,662
Long Beach Mortgage Loan Trust Series 2004-4, Class M1 5.17% (1 mo. USD Term SOFR + 1.014%)(6)	10/25/34	245,905	239,059
MASTR Alternative Loan Trust Series 2006-2, Class 2A2 (I/O) (I/F) 2.83% (-1 mo. USD Term SOFR + 6.986%)(6)	03/25/36	5,879,175	344,754
MASTR Alternative Loan Trust Series 2007-HF1, Class 4A1 7.00%	10/25/47	1,046,089	409,888
MASTR Asset-Backed Securities Trust Series 2007-HE1, Class A4 4.83% (1 mo. USD Term SOFR + 0.674%)(6)	05/25/37	2,000,000	1,710,456
Merrill Lynch Alternative Note Asset Trust Series 2007-OAR2, Class A2 4.69% (1 mo. USD Term SOFR + 0.534%)(6)	04/25/37	457,830	365,410
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-3, Class A2B 4.53% (1 mo. USD Term SOFR + 0.374%)(6)	06/25/37	241,831	241,392
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-3, Class A2C 4.63% (1 mo. USD Term SOFR + 0.474%)(6)	06/25/37	347,499	347,962
Merrill Lynch Mortgage Investors Trust Series 2006-RM2, Class A1A 4.64% (1 mo. USD Term SOFR + 0.484%)(6)	05/25/37	3,682,212	1,028,807
Merrill Lynch Mortgage-Backed Securities Trust Series 2007-2, Class 1A1 6.25% (1 yr. CMT + 2.400%)(6)	08/25/36	78,394	67,449
New Residential Mortgage Loan Trust Series 2022-NQM2, Class A2 3.70%(1),(5)	03/27/62	930,000	760,233
Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2006-AR1, Class 1A 4.24%(5)	02/25/36	99,128	64,566
Oakwood Mortgage Investors, Inc. Series 1999-E, Class A1 7.61%(5)	03/15/30	441,254	184,046
Oakwood Mortgage Investors, Inc. Series 2000-A, Class A4 8.15%(5)	09/15/29	1,717,630	211,703
Oakwood Mortgage Investors, Inc. Series 2000-D, Class A4 7.40%(5)	07/15/30	681,680	89,736
Oakwood Mortgage Investors, Inc. Series 2001-C, Class A3 6.61%(5)	06/15/31	1,671,028	109,184
Oakwood Mortgage Investors, Inc. Series 2001-D, Class A3 5.90%(5),(9),(12)	09/15/22	470,149	171,987
PMT Loan Trust Series 2024-INV1, Class A29 6.00%(1),(5)	10/25/59	686,413	692,880
PRET LLC Series 2025-NPL6, Class A1 5.74%(1)	06/25/55	672,536	676,364
PRPM LLC Series 2024-RPL1, Class M1 4.25%(1),(5)	12/25/64	650,000	623,994

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2025 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount		Value
PRPM LLC Series 2024-RPL2, Class M1 3.50%(1)	05/25/54		$900,000	$837,445
RALI Trust Series 2005-QA8, Class CB21 5.19%(5)	07/25/35		268,720	136,466
RALI Trust Series 2006-QS1, Class A3 (PAC) 5.75%	01/25/36		175,785	138,389
RALI Trust Series 2006-QS13, Class 1A2 (I/O) (I/F) 2.89% (-1 mo. USD Term SOFR + 7.046%)(6)	09/25/36		1,674,309	228,126
RALI Trust Series 2006-QS6, Class 1AV (I/O) 0.77%(5)	06/25/36		2,192,938	57,264
RALI Trust Series 2006-QS7, Class A2 6.00%	06/25/36		223,230	179,169
RALI Trust Series 2006-QS8, Class A3 6.00%	08/25/36		404,082	341,700
RALI Trust Series 2007-QS2, Class AV (I/O) 0.29%(5)	01/25/37		4,923,769	48,947
RALI Trust Series 2007-QS3, Class AV (I/O) 0.36%(5)	02/25/37		6,012,711	88,006
RALI Trust Series 2007-QS6, Class A62 (TAC) 5.50%	04/25/37		131,514	106,990
RCKT Mortgage Trust Class B1, Series 2024-CES8 7.40%(1)	11/25/44		700,000	713,049
RCKT Mortgage Trust Series 2024-CES6, Class A3 5.99%(1)	09/25/44		800,000	807,275
RCKT Mortgage Trust Series 2024-CES7, Class B1 7.31%(1)	10/25/44		630,000	641,328
Residential Asset Securitization Trust Series 2005-A15, Class 4A1 6.00%	02/25/36		935,234	251,370
Residential Asset Securitization Trust Series 2007-A5, Class AX (I/O) 6.00%	05/25/37		1,031,631	162,199
RFMSI Trust Series 2006-S9, Class AV (I/O) 0.33%(5)	09/25/36		13,813,882	149,807
Saxon Asset Securities Trust Series 2007-3, Class 2A4 4.76% (1 mo. USD Term SOFR + 0.604%)(6)	09/25/47		1,326,000	1,137,305
Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2 2.82%	01/25/36		865,690	745,644
Securitized Asset-Backed Receivables LLC Trust Series 2007-NC2, Class A2C 4.71% (1 mo. USD Term SOFR + 0.554%)(6)	01/25/37		1,494,000	1,059,367
Shamrock Residential DAC Series 2024-1A, Class C 4.11% (1 mo. EUR EURIBOR + 2.200%)(1),(6)	12/24/78	EUR	575,000	673,549
Structured Adjustable Rate Mortgage Loan Trust Series 2005-20, Class 1A1 6.03%(5)	10/25/35		77,134	71,598
Structured Asset Mortgage Investments II Trust Series 2006-AR4, Class 5A1 4.63% (1 mo. USD Term SOFR + 0.474%)(6)	06/25/36		469,869	384,319
VCAT LLC Series 2025-NPL1, Class A1 5.88%(1)	01/25/55		562,963	564,590
Verus Securitization Trust Class B1, Series 2023-5 8.00%(1),(5)	06/25/68		760,000	766,616
Verus Securitization Trust Series 2023-4, Class A1 5.81%(1)	05/25/68		638,837	641,174
Verus Securitization Trust Series 2023-7, Class B1 7.89%(1),(5)	10/25/68		650,000	659,432
Verus Securitization Trust Series 2025-3, Class B1 7.51%(1),(5)	05/25/70		734,000	748,111
VOLT CIII LLC Series 2021-CF1, Class A1 5.99%(1)	08/25/51		399,885	400,426
WaMu Asset-Backed Certificates WaMu Trust Series 2007-HE1, Class 2A3 4.57% (1 mo. USD Term SOFR + 0.414%)(6)	01/25/37		1,423,416	649,221
Wells Fargo Alternative Loan Trust Series 2007-PA2, Class 2A2 (I/O) (I/F) 1.80% (-1 mo. USD Term SOFR + 5.956%)(6)	06/25/37		1,079,533	115,070
Wells Fargo Mortgage-Backed Securities Trust Series 2007-AR3, Class A4 6.29%(5)	04/25/37		57,330	50,999

Total Residential Mortgage-backed Securities—Non-agency (Cost: $63,537,560)				58,840,822

Total Mortgage-backed Securities (Cost: $172,375,854)				158,091,117

CORPORATE BONDS—24.1%
Aerospace & Defense—0.8%
General Electric Co. 4.95% (3 mo. USD Term SOFR + 0.742%)(6)	08/15/36		1,400,000	1,333,710
TransDigm, Inc.
6.00%(1)	01/15/33		260,000	262,998
6.38%(1)	05/31/33		360,000	365,339

				1,962,047

Agriculture—0.4%
Altria Group, Inc. 4.88%	02/04/28		195,000	198,235
Imperial Brands Finance PLC (United Kingdom)
4.50%(1)	06/30/28		500,000	503,605
6.13%(1)	07/27/27		125,000	129,024
Philip Morris International, Inc. 2.75%	06/06/29	EUR	125,000	146,215

				977,079

Airlines—0.3%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.75%(1)	04/20/29		150,000	150,684
JetBlue Pass-Through Trust Series 2020-1, Class A 4.00%	05/15/34		564,427	532,401

				683,085

Auto Manufacturers—0.1%
Volkswagen Group of America Finance LLC (Germany) 5.80%(1)	03/27/35		70,000	71,829
Volkswagen International Finance NV (Germany) 7.88% (9 yr. EUR Swap + 4.783%)(6),(7),(13)	09/06/32	EUR	200,000	271,738

				343,567

Banks—3.7%
Bank of America Corp.
1.66% (1 day USD SOFR + 0.910%)(6)	03/11/27		460,000	454,678
1.92% (1 day USD SOFR + 1.370%)(6)	10/24/31		540,000	479,704

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2025 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount		Value
2.30% (1 day USD SOFR + 1.220%)(6)	07/21/32		$145,000	$128,640
2.55% (1 day USD SOFR + 1.050%)(6)	02/04/28		120,000	117,563
2.65% (1 day USD SOFR + 1.220%)(6)	03/11/32		45,000	41,032
3.42% (3 mo. USD Term SOFR + 1.302%)(6)	12/20/28		395,000	388,842
4.38% (5 yr. CMT + 2.760%)(6),(13)	01/27/27		140,000	137,675
Citigroup, Inc.
2.52% (1 day USD SOFR + 1.177%)(6)	11/03/32		515,000	457,495
5.45% (1 day USD SOFR + 1.447%)(6)	06/11/35		35,000	36,303
6.88% (5 yr. CMT + 2.890%)(6),(13)	08/15/30		135,000	139,374
Goldman Sachs Group, Inc.
1.09% (1 day USD SOFR + 0.789%)(6)	12/09/26		1,275,000	1,267,044
1.54% (1 day USD SOFR + 0.818%)(6)	09/10/27		1,350,000	1,316,736
HSBC Holdings PLC (United Kingdom) 2.36% (1 day USD SOFR + 1.947%)(6)	08/18/31		55,000	49,802
JPMorgan Chase & Co.
1.04% (3 mo. USD Term SOFR + 0.695%)(6)	02/04/27		1,245,000	1,231,268
1.05% (1 day USD SOFR + 0.800%)(6)	11/19/26		75,000	74,665
1.58% (1 day USD SOFR + 0.885%)(6)	04/22/27		425,000	418,829
2.07% (1 day USD SOFR + 1.015%)(6)	06/01/29		660,000	626,248
4.95% (1 day USD SOFR + 1.340%)(6)	10/22/35		90,000	90,818
Morgan Stanley 2.24% (1 day USD SOFR + 1.178%)(6)	07/21/32		410,000	362,309
PNC Financial Services Group, Inc.
3.40% (5 yr. CMT + 2.595%)(6),(13)	09/15/26		130,000	126,218
6.88% (1 day USD SOFR + 2.284%)(6)	10/20/34		30,000	34,008
Santander U.K. Group Holdings PLC (United Kingdom) 1.67% (1 day USD SOFR + 0.989%)(6)	06/14/27		55,000	53,982
U.S. Bancorp 5.68% (1 day USD SOFR + 1.860%)(6)	01/23/35		15,000	15,813
Wells Fargo & Co.
2.39% (1 day USD SOFR + 2.100%)(6)	06/02/28		955,000	928,413
3.35% (1 day USD SOFR + 1.500%)(6)	03/02/33		305,000	283,976

				9,261,435

Beverages—0.2%
Becle SAB de CV (Mexico) 2.50%(1)	10/14/31		395,000	341,655
Primo Water Holdings, Inc./Triton Water Holdings, Inc. 6.25%(1)	04/01/29		125,000	125,260

				466,915

Biotechnology—0.0%
Amgen, Inc. 5.65%	03/02/53		60,000	59,941

Chemicals—0.3%
International Flavors & Fragrances, Inc.
2.30%(1)	11/01/30		725,000	649,078
3.27%(1)	11/15/40		15,000	11,455

				660,533

Commercial Services—1.1%
Adtalem Global Education, Inc. 5.50%(1)	03/01/28		294,000	293,747
Albion Financing 1 SARL/Aggreko Holdings, Inc. (Luxemburg) 7.00%(1)	05/21/30		240,000	248,563
Allied Universal Holdco LLC 7.88%(1)	02/15/31		125,000	131,224
Grand Canyon University 5.13%	10/01/28		250,000	245,998
OT Midco, Inc. 10.00%(1)	02/15/30		300,000	203,832
RAC Bond Co. PLC (United Kingdom) 8.25%(7)	05/06/46	GBP	100,000	145,687
Raven Acquisition Holdings LLC 6.88%(1)	11/15/31		175,000	179,996
Rollins, Inc. 5.25%	02/24/35		370,000	376,545
Upbound Group, Inc. 6.38%(1)	02/15/29		270,000	267,027
Volkswagen Financial Services AG (Germany) 3.88%(7)	11/19/31	EUR	300,000	357,308
VT Topco, Inc. 8.50%(1)	08/15/30		170,000	173,776

				2,623,703

Computers—0.3%
Dell International LLC/EMC Corp.
4.75%	04/01/28		370,000	375,395
5.00%	04/01/30		245,000	251,054
NCR Voyix Corp. 5.13%(1)	04/15/29		128,000	126,351

				752,800

Cosmetics/Personal Care—0.3%
Edgewell Personal Care Co. 5.50%(1)	06/01/28		133,000	132,739
Opal Bidco SAS (France) 6.50%(1)	03/31/32		60,000	61,500
Prestige Brands, Inc. 3.75%(1)	04/01/31		595,000	548,543

				742,782

Diversified Financial Services—0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland) 3.88%	01/23/28		130,000	129,025
Air Lease Corp. 3.63%	12/01/27		120,000	118,327
American Express Co.
3.55% (5 yr. CMT + 2.854%)(6),(13)	09/15/26		145,000	142,284
4.92% (1 day USD SOFR + 1.220%)(6)	07/20/33		150,000	152,635
Avolon Holdings Funding Ltd. (Ireland) 2.53%(1)	11/18/27		179,000	172,225

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2025 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount		Value
EZCORP, Inc. 7.38%(1)	04/01/32		$225,000	$240,462
GGAM Finance Ltd. (Ireland)
8.00%(1)	02/15/27		115,000	117,782
8.00%(1)	06/15/28		117,000	124,123
Jane Street Group/JSG Finance, Inc.
6.75%(1)	05/01/33		315,000	327,528
7.13%(1)	04/30/31		96,000	100,826

				1,625,217

Electric—1.0%
Alliant Energy Corp. 5.75% (5 yr. CMT + 2.077%)(6)	04/01/56		505,000	505,985
Alliant Energy Finance LLC 3.60%(1)	03/01/32		535,000	495,116
American Electric Power Co., Inc. 5.80% (5 yr. CMT + 2.128%)(6)	03/15/56		755,000	752,788
Dominion Energy, Inc. 6.00% (5 yr. CMT + 2.262%)(6)	02/15/56		350,000	352,905
Electricite de France SA 4.75%(7)	06/17/44	EUR	100,000	118,134
Elia Group SA (Belgium) 3.88%(7)	06/11/31	EUR	100,000	120,347
Eurogrid GmbH (Germany) 1.11%(7)	05/15/32	EUR	100,000	102,092

				2,447,367

Electrical Components & Equipment—0.1%
Energizer Holdings, Inc. 6.00%(1)	09/15/33		250,000	244,625

Engineering & Construction—0.1%
Heathrow Funding Ltd. (United Kingdom)
1.13%(7)	10/08/32	EUR	130,000	138,452
3.88%(7)	01/16/38	EUR	120,000	140,002

				278,454

Entertainment—0.5%
Banijay Entertainment SAS (France) 8.13%(1)	05/01/29		200,000	208,208
Caesars Entertainment, Inc. 6.50%(1)	02/15/32		125,000	127,562
FDJ UNITED (France) 3.38%(7)	11/21/33	EUR	100,000	115,652
Great Canadian Gaming Corp./Raptor LLC (Canada) 8.75%(1)	11/15/29		95,000	93,998
Penn Entertainment, Inc. 5.63%(1)	01/15/27		165,000	165,031
Rivers Enterprise Lender LLC/Rivers Enterprise Lender Corp. 6.25%(1),(10)	10/15/30		250,000	252,395
Voyager Parent LLC 9.25%(1)	07/01/32		245,000	259,261
WarnerMedia Holdings, Inc.
5.05%	03/15/42		8,000	6,391
5.14%	03/15/52		69,000	51,470

				1,279,968

Environmental Control—0.0%
Waste Pro USA, Inc. 7.00%(1)	02/01/33		74,000	76,938

Food—0.8%
JBS USA Holding Lux SARL/JBS USA Food Co./JBS Lux Co. SARL 3.75%	12/01/31		540,000	510,554
Kraft Heinz Foods Co. 6.38%	07/15/28		210,000	220,849
Mondelez International Holdings Netherlands BV 0.88%(7)	10/01/31	EUR	100,000	102,913
Pilgrim’s Pride Corp. 6.25%	07/01/33		700,000	746,879
Post Holdings, Inc. 4.63%(1)	04/15/30		505,000	487,719

				2,068,914

Gas—0.6%
AmeriGas Partners LP/AmeriGas Finance Corp.
9.38%(1)	06/01/28		271,000	278,851
9.50%(1)	06/01/30		195,000	204,296
CenterPoint Energy, Inc. 5.95% (5 yr. CMT + 2.223%)(6)	04/01/56		205,000	205,000
National Gas Transmission PLC (United Kingdom) 4.25%(7)	04/05/30	EUR	215,000	264,834
Southern Co. Gas Capital Corp. 3.88%	11/15/25		640,000	639,769

				1,592,750

Health Care-Products—0.1%
Bausch & Lomb Corp. 8.38%(1)	10/01/28		70,000	73,084
Thermo Fisher Scientific, Inc. 1.88%	10/01/49	EUR	140,000	105,639

				178,723

Health Care-Services—1.2%
Centene Corp. 3.00%	10/15/30		248,000	221,702
Elevance Health, Inc. 5.00%	01/15/36		425,000	422,157
HAH Group Holding Co. LLC 9.75%(1)	10/01/31		125,000	118,882
HCA, Inc.
5.63%	09/01/28		100,000	103,201
7.05%	12/01/27		235,000	248,731
HealthEquity, Inc. 4.50%(1)	10/01/29		265,000	257,363
Humana, Inc. 5.55%	05/01/35		200,000	203,870
Kedrion SpA (Italy) 6.50%(1)	09/01/29		415,000	410,618
ModivCare, Inc. 5.00%(1),(9),(14)	10/01/29		537,600	13,440
Sotera Health Holdings LLC 7.38%(1)	06/01/31		120,000	126,047
Star Parent, Inc. 9.00%(1)	10/01/30		375,000	397,470
Tenet Healthcare Corp. 5.13%	11/01/27		490,000	489,740

				3,013,221

Household Products/Wares—0.2%
Central Garden & Pet Co.
4.13%(1)	04/30/31		100,000	93,496
4.13%	10/15/30		24,000	22,846

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2025 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount		Value
Spectrum Brands, Inc. 3.88%(1)	03/15/31		$435,000	$348,879

				465,221

Insurance—0.5%
Acrisure LLC/Acrisure Finance, Inc. 7.50%(1)	11/06/30		275,000	286,764
Athene Global Funding
1.61%(1)	06/29/26		240,000	235,570
3.21%(1)	03/08/27		135,000	132,627
Farmers Exchange Capital 7.05%(1)	07/15/28		500,000	527,640
Farmers Insurance Exchange 4.75% (3 mo. USD LIBOR + 3.231%)(1),(6)	11/01/57		5,000	4,229
HUB International Ltd. 7.38%(1)	01/31/32		104,000	108,600

				1,295,430

Internet—0.3%
Cogent Communications Group LLC/Cogent Finance, Inc. 6.50%(1)	07/01/32		135,000	131,375
Getty Images, Inc. 11.25%(1)	02/21/30		125,000	119,455
Snap, Inc.
6.88%(1)	03/01/33		200,000	204,752
6.88%(1)	03/15/34		290,000	294,081

				749,663

Investment Companies—0.2%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
9.00%	06/15/30		244,000	235,706
9.75%	01/15/29		85,000	85,610
10.00%(1)	11/15/29		49,000	49,310

				370,626

Leisure Time—0.1%
MajorDrive Holdings IV LLC 6.38%(1)	06/01/29		135,000	110,858
Sabre GLBL, Inc.
10.75%(1)	11/15/29		45,000	43,626
11.13%(1)	07/15/30		80,000	77,771

Total Leisure Time (Cost: $224,366)				232,255

Lodging—0.4%
Hyatt Hotels Corp. 5.05%	03/30/28		310,000	315,109
Las Vegas Sands Corp. 5.63%	06/15/28		490,000	501,172
MGM Resorts International 6.50%	04/15/32		75,000	76,482

Total Lodging (Cost: $871,237)				892,763

Machinery-Diversified—0.0%
Oregon Tool Lux LP 7.88%(1)	10/15/29		228,735	80,682

Media—1.5%
AMC Networks, Inc. 10.25%(1)	01/15/29		120,000	126,564
Cable One, Inc. 4.00%(1)	11/15/30		305,000	258,805
CCO Holdings LLC/CCO Holdings Capital Corp.
4.25%(1)	02/01/31		5,000	4,612
5.13%(1)	05/01/27		242,000	240,778
Charter Communications Operating LLC/Charter Communications Operating Capital
2.30%	02/01/32		165,000	141,210
3.70%	04/01/51		198,000	130,795
5.75%	04/01/48		220,000	199,509
6.65%	02/01/34		170,000	181,932
CSC Holdings LLC
5.75%(1)	01/15/30		117,000	44,702
6.50%(1)	02/01/29		409,000	302,546
11.75%(1)	01/31/29		196,000	165,559
DISH Network Corp. 11.75%(1)	11/15/27		150,000	158,871
Scripps Escrow II, Inc. 3.88%(1)	01/15/29		140,000	123,936
Sinclair Television Group, Inc. 8.13%(1)	02/15/33		195,000	200,891
Sirius XM Radio LLC 5.00%(1)	08/01/27		600,000	598,140
Virgin Media Secured Finance PLC (United Kingdom) 5.50%(1)	05/15/29		140,000	138,397
VZ Secured Financing BV (Netherlands) 5.00%(1)	01/15/32		615,000	556,907

				3,574,154

Miscellaneous Manufacturers—0.1%
Dyno Nobel Ltd. (Australia) 5.40%	11/08/32	AUD	180,000	119,847

Office/Business Equipment—0.1%
Xerox Corp. 10.25%(1)	10/15/30		255,000	259,361

Oil & Gas—0.3%
KazMunayGas National Co. JSC (Kazakhstan) 3.50%(7)	04/14/33		200,000	180,368
Sunoco LP 7.88% (5 yr. CMT + 4.230%)(1),(6),(13)	09/18/30		375,000	382,046
Transocean International Ltd. 8.75%(1)	02/15/30		75,000	78,947
Transocean Titan Financing Ltd. 8.38%(1)	02/01/28		136,810	140,650

				782,011

Oil & Gas Services—0.2%
Archrock Partners LP/Archrock Partners Finance Corp. 6.63%(1)	09/01/32		250,000	256,725
Kodiak Gas Services LLC 6.50%(1)	10/01/33		250,000	254,632

				511,357

Packaging & Containers—0.7%
Amcor Flexibles North America, Inc. 4.80%	03/17/28		365,000	369,322
Amcor Group Finance PLC 5.45%	05/23/29		225,000	232,591
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
4.13%(1)	08/15/26		85,000	82,248
5.25%(1)	08/15/27		55,000	20,941
5.25%(1)	08/15/27		280,000	112,073
Berry Global, Inc.
1.57%	01/15/26		323,000	320,316
1.65%	01/15/27		149,000	144,357
4.88%(1)	07/15/26		40,000	40,004
5.50%	04/15/28		95,000	97,731
5.65%	01/15/34		30,000	31,265

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2025 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount		Value
Clearwater Paper Corp. 4.75%(1)	08/15/28		$125,000	$117,706
Clydesdale Acquisition Holdings, Inc. 6.63%(1)	04/15/29		120,000	121,612

				1,690,166

Pharmaceuticals—1.2%
1261229 BC Ltd. 10.00%(1)	04/15/32		230,000	236,359
Bayer U.S. Finance II LLC (Germany) 4.63%(1)	06/25/38		515,000	466,714
CVS Health Corp.
4.78%	03/25/38		50,000	46,908
6.75% (5 yr. CMT + 2.516%)(6)	12/10/54		375,000	387,637
Galderma Finance Europe BV (Netherlands) 3.50%(7)	03/20/30	EUR	210,000	250,254
Grifols SA (Spain)
4.75%(1)	10/15/28		259,000	251,650
7.50%(7)	05/01/30	EUR	203,000	251,811
Jazz Securities DAC 4.38%(1)	01/15/29		460,000	448,776
Option Care Health, Inc. 4.38%(1)	10/31/29		275,000	266,120
Teva Pharmaceutical Finance Netherlands III BV (Israel) 6.00%	12/01/32		309,000	322,095
Teva Pharmaceutical Finance Netherlands IV BV (Israel) 5.75%	12/01/30		58,000	59,875

				2,988,199

Pipelines—1.1%
Energy Transfer LP 6.63% (3 mo. USD LIBOR + 4.155%)(6),(13)	02/15/28		634,000	636,568
Global Partners LP/GLP Finance Corp.
6.88%	01/15/29		275,000	278,182
7.13%(1)	07/01/33		167,000	171,451
NGL Energy Operating LLC/NGL Energy Finance Corp. 8.38%(1)	02/15/32		210,000	215,680
TransMontaigne Partners LLC 8.50%(1)	06/15/30		120,000	125,240
Venture Global Calcasieu Pass LLC 3.88%(1)	08/15/29		93,000	89,159
Venture Global LNG, Inc.
7.00%(1)	01/15/30		111,000	114,940
8.13%(1)	06/01/28		45,000	46,635
9.00% (5 yr. CMT + 5.440%)(1),(6),(13)	09/30/29		363,000	359,791
9.88%(1)	02/01/32		189,000	205,950
Venture Global Plaquemines LNG LLC
6.50%(1)	01/15/34		38,000	40,069
6.75%(1)	01/15/36		328,000	349,238

				2,632,903

Real Estate—0.1%
Blackstone Property Partners Europe Holdings SARL (Luxembourg) 1.00%(7)	05/04/28	EUR	150,000	167,778
Vonovia SE (Germany) 1.50%(7)	06/14/41	EUR	200,000	158,101
Zhenro Properties Group Ltd. (China) 6.63%(7),(9)	01/07/26		200,000	1,450

				327,329

REIT—1.6%
American Assets Trust LP 3.38%	02/01/31		275,000	249,873
American Homes 4 Rent LP 4.30%	04/15/52		40,000	32,120
American Tower Corp. (REIT) 2.90%	01/15/30		495,000	466,676
Americold Realty Operating Partnership LP 5.60%	05/15/32		370,000	374,947
Digital Dutch Finco BV (REIT) 3.88%(7)	03/15/35	EUR	135,000	157,615
Equinix Europe 2 Financing Corp. LLC (REIT) 3.63%	11/22/34	EUR	155,000	178,807
Extra Space Storage LP 2.40%	10/15/31		56,000	49,382
GLP Capital LP/GLP Financing II, Inc.
5.30%	01/15/29		55,000	56,087
5.75%	06/01/28		345,000	354,812
Healthcare Realty Holdings LP 3.10%	02/15/30		130,000	122,525
Host Hotels & Resorts LP (REIT) 5.70%	06/15/32		365,000	376,530
Hudson Pacific Properties LP
3.95%	11/01/27		313,000	301,594
5.95%	02/15/28		5,000	4,937
Invitation Homes Operating Partnership LP 2.00%	08/15/31		95,000	82,218
Iron Mountain Information Management Services, Inc. 5.00%(1)	07/15/32		420,000	404,968
Lineage OP LP 5.25%(1)	07/15/30		230,000	233,248
LXP Industrial Trust 2.70%	09/15/30		275,000	251,262
RHP Hotel Properties LP/RHP Finance Corp. (REIT) 6.50%(1)	04/01/32		125,000	128,710
VICI Properties LP/VICI Note Co., Inc.
3.88%(1)	02/15/29		50,000	48,854
4.13%(1)	08/15/30		7,000	6,771
4.50%(1)	01/15/28		33,000	32,949

				3,914,885

Retail—0.6%
BCPE Flavor Debt Merger Sub LLC & BCPE Flavor Issuer, Inc. 9.50%(1)	07/01/32		190,000	199,004
Ferrellgas LP/Ferrellgas Finance Corp.
5.38%(1)	04/01/26		140,000	138,706
5.88%(1)	04/01/29		345,000	321,261
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. 6.75%(1)	01/15/30		40,000	37,596
FirstCash, Inc. 5.63%(1)	01/01/30		280,000	280,174
Michaels Cos., Inc.
5.25%(1)	05/01/28		281,000	259,090
7.88%(1)	05/01/29		60,000	50,317
Papa John’s International, Inc. 3.88%(1)	09/15/29		135,000	129,720
Staples, Inc. 10.75%(1)	09/01/29		55,000	54,574
Suburban Propane Partners LP/Suburban Energy Finance Corp. 5.00%(1)	06/01/31		80,000	76,174

				1,546,616

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2025 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount		Value
Semiconductors—0.1%
Foundry JV Holdco LLC 5.50%(1)	01/25/31		$70,000	$72,748
Intel Corp.
2.00%	08/12/31		205,000	179,312
5.70%	02/10/53		55,000	53,263

				305,323

Software—1.1%
Cloud Software Group, Inc. 9.00%(1)	09/30/29		95,000	98,506
Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL 8.75%(1)	05/01/29		200,000	207,372
Open Text Corp. (Canada) 6.90%(1)	12/01/27		580,000	603,919
Open Text Holdings, Inc. (Canada) 4.13%(1)	12/01/31		270,000	250,052
Oracle Corp.
4.80%	08/03/28		365,000	371,227
4.80%	09/26/32		250,000	250,448
Paychex, Inc. 5.35%	04/15/32		700,000	726,551
RingCentral, Inc. 8.50%(1)	08/15/30		115,000	122,588

				2,630,663

Telecommunications—0.8%
Altice Financing SA (Luxembourg)
5.75%(1)	08/15/29		125,000	94,038
9.63%(1)	07/15/27		230,000	207,674
EchoStar Corp. 10.75%	11/30/29		80,000	88,095
Frontier Communications Holdings LLC 8.63%(1)	03/15/31		465,000	491,533
Global Switch Finance BV (United Kingdom) 1.38%(7)	10/07/30	EUR	315,000	350,405
Vmed O2 U.K. Financing I PLC (United Kingdom) 4.75%(1)	07/15/31		271,000	255,000
Windstream Services LLC/Windstream Escrow Finance Corp. 8.25%(1)	10/01/31		235,000	243,721
Zayo Group Holdings, Inc. 9.25%(1),(10),(15)	03/09/30		202,781	194,175

				1,924,641

Transportation—0.1%
Aurizon Network Pty. Ltd. (Australia) 2.90%(7)	09/02/30	AUD	290,000	173,493
Pacific National Finance Pty. Ltd. (Australia) 3.70%	09/24/29	AUD	280,000	172,613

Total Transportation (Cost: $343,671)				346,106

Water—0.2%
Suez SACA (France) 2.88%(7)	05/24/34	EUR	200,000	220,082
United Utilities Water Finance PLC (United Kingdom) 3.75%(7)	05/23/34	EUR	115,000	135,591
Yorkshire Water Finance PLC (United Kingdom) 6.38%(7)	11/18/34	GBP	180,000	247,346

Total Water (Cost: $592,558)				603,019

Total Corporate Bonds (Cost: $59,130,232)				59,583,284

MUNICIPAL BONDS—0.9%
Medina Valley Independent School District, General Obligation Unlimited 4.75%	02/15/50		90,000	91,411
New York City Transitional Finance Authority, Revenue Bonds
5.00%	05/01/50		110,000	114,649
5.00%	11/01/53		380,000	396,085
New York State Dormitory Authority, Revenue Bonds 5.00%	03/15/54		170,000	175,708
New York State Dormitory Authority, Revenue bonds 5.29%	03/15/33		903,339	922,809
New York State Thruway Authority, Revenue Bonds
5.00%	03/15/56		100,000	103,252
5.00%	03/15/59		190,000	196,167
Northwest Independent School District, General Obligation Unlimited 5.00%	02/15/55		130,000	135,258

Total Municipal Bonds (Cost: $2,169,365)				2,135,339

FOREIGN GOVERNMENT BONDS—1.1%
Brazil Government International Bonds 6.13%	03/15/34		200,000	204,560
Colombia Government International Bonds 8.00%	11/14/35		200,000	215,210
Guatemala Government Bonds
3.70%(7)	10/07/33		200,000	178,380
6.25%(7)	08/15/36		200,000	207,238
Israel Government International Bonds 5.38%	02/19/30		200,000	206,296
Mexico Government International Bonds 5.63%	09/22/35		284,000	282,722
New South Wales Treasury Corp. 5.25%(7)	02/24/38	AUD	965,000	642,163
Panama Government International Bonds 6.40%	02/14/35		200,000	207,550
Queensland Treasury Corp. 5.25%(7)	08/13/38	AUD	335,000	220,449
Romania Government International Bonds 5.75%(7)	03/24/35		200,000	192,896
Treasury Corp. of Victoria 2.00%	11/20/37	AUD	330,000	154,617

Total Foreign Government Bonds (Cost: $2,643,810)				2,712,081

U.S. TREASURY SECURITIES—2.9%
U.S. Treasury Bonds 4.75%	08/15/55		31,000	31,114
U.S. Treasury Notes
3.50%	09/30/27		270,000	269,441
3.63%	09/30/30		6,914,000	6,879,160

Total U.S. Treasury Securities (Cost: $7,192,516)				7,179,715

BANK LOANS—0.1%
Health Care-services—0.0%
Modivcare, Inc. 2025 DIP Term Loan 11.14% (1 mo. USD Term SOFR + 7.000%)(6)	02/22/26		41,936	41,517
Modivcare, Inc. 2025 Incremental Term Loan 13.78% (3 mo. USD Term SOFR + 9.500%)(6)	01/12/26		173,389	78,025

Total Health Care-services (Cost: $210,314)				119,542

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2025 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount		Value
Machinery-diversified—0.1%
Oregon Tool, Inc. 2025 2nd Lien Term Loan 8.45% (3 mo. USD Term SOFR + 4.000%)(6)	10/15/29		$238,833	$186,349

Total Bank Loans (Cost: $527,077)				305,891

Total Fixed Income Securities (Cost: $280,445,470)				261,513,658

CONVERTIBLE SECURITIES—0.1%
CONVERTIBLE CORPORATE BONDS—0.1%
Beverages—0.0%
Davide Campari-Milano NV (Italy) 2.38%(7)	01/17/29	EUR	100,000	113,420

Commercial Services—0.1%
Worldline SA (France) 0.00%(4),(7)	07/30/26	EUR	234,264	262,378

Total Convertible Corporate Bonds (Cost: $343,532)				375,798

Total Convertible Securities (Cost: $343,532)				375,798

Security		Shares
COMMON STOCK—2.7%
Agriculture—0.3%
British American Tobacco PLC (SP ADR) (United Kingdom)			15,706	833,675

Pipelines—0.8%
Energy Transfer LP			70,993	1,218,240
Enterprise Products Partners LP			21,772	680,810

				1,899,050

REIT—1.3%
AGNC Investment Corp.			144,641	1,416,035
Annaly Capital Management, Inc.			41,441	837,523
Redwood Trust, Inc.			61,963	358,766
Rithm Capital Corp.			55,339	630,311

				3,242,635

Telecommunications—0.3%
Intelsat SA(8),(16)			9,093	5,092
Verizon Communications, Inc.			15,224	669,095
				674,187

Total Common Stock (Cost: $7,228,408)				6,649,547

INVESTMENT COMPANIES—2.6%
TCW Private Asset Income Fund—I Class(17)			644,332	6,462,652

Total Investment Companies (Cost: $6,442,105)				6,462,652

MONEY MARKET INVESTMENTS—2.0%
State Street Institutional U.S. Government Money Market Fund—Premier Class, 4.09%(18)			1,182,544	1,182,544
TCW Central Cash Fund, 4.14%(17),(18)			3,766,318	3,766,318

Total Money Market Investments (Cost: $4,948,862)				4,948,862

Total Investments (113.1%) (Cost: $299,408,377)				279,950,517
Liabilities In Excess Of Other Assets (-13.1%)				(32,387,139)

Net Assets (100.0%)				$247,563,378

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2025 (Unaudited) (Cont’d)

FUTURES CONTRACTS

Number of Contracts	Type	Expiration Date	Notional Contract Value	Value	Net Unrealized Appreciation (Depreciation)
Long Futures
229	5-Year U.S. Treasury Note Futures	12/31/25	$25,007,756	$25,005,727	$(2,029)

			$25,007,756	$25,005,727	$(2,029)

Short Futures
7	3-Year Australian Bond Futures	12/15/25	$(497,460)	$(495,661)	$1,799
17	10-Year Australian Bond Futures	12/15/25	(1,267,817)	(1,277,104)	(9,287)
244	10-Year U.S. Treasury Note Futures	12/19/25	(27,736,749)	(28,079,063)	(342,314)
130	2-Year U.S. Treasury Note Futures	12/31/25	(27,085,608)	(27,091,797)	(6,189)
2	30-Year Euro-Buxl Futures	12/8/25	(265,077)	(269,028)	(3,951)
5	Euro-Bobl Futures	12/8/25	(691,363)	(692,134)	(771)
14	Euro-Bund Futures	12/8/25	(2,106,643)	(2,114,976)	(8,333)
1	Long Gilt Futures	12/29/25	(121,941)	(122,293)	(352)
71	U.S. Ultra Long Bond Futures	12/19/25	(8,297,985)	(8,524,437)	(226,452)

			$(68,070,643)	$(68,666,493)	$(595,850)

FORWARD CURRENCY EXCHANGE CONTRACTS

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for USD	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY(19)
Goldman Sachs & Co.	EUR	957,148	10/10/25	$1,124,593	$1,125,199	$606
Citibank N.A.	EUR	244,468	10/10/25	288,020	287,390	(630)

				$1,412,613	$1,412,589	$(24)

SELL(20)
Goldman Sachs & Co.	AUD	2,252,752	10/10/25	$1,479,335	$1,493,190	$(13,855)
Goldman Sachs & Co.	EUR	195,380	10/10/25	229,229	229,684	(455)
Citibank N.A.	EUR	7,704,593	10/10/25	9,073,083	9,057,326	15,757
Citibank N.A.	GBP	2,475,307	10/10/25	3,359,173	3,332,541	26,632
Goldman Sachs & Co.	GBP	634,690	10/10/25	855,523	854,492	1,031

				$14,996,343	$14,967,233	$29,110

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2025 (Unaudited) (Cont’d)

Notes to the Schedule of Investments:
ACES	Alternative Credit Enhancement Securities.
AUD	Australian Dollar.
CLO	Collateralized Loan Obligation.
EUR	Euro Currency.
GBP	British Pound Sterling.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
LIBOR	London Interbank Offered Rate.
PAC	Planned Amortization Class.
REMIC	Real Estate Mortgage Investment Conduits.
SOFR	Secured Overnight Financing Rate.
STRIPS	Separate Trading of Registered Interest and Principal Securities.
TAC	Target Amortization Class.
TBA	To Be Announced.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At September 30, 2025, the value of these securities amounted to $115,352,005 or 46.6% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(2)	This security is a residual or equity position that does not have a stated interest rate. This residual or equity position is entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses.
(3)	Restricted security (Note 7).
(4)	Security is not accruing interest.
(5)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(6)	Floating or variable rate security. The interest shown reflects the rate in effect at September 30, 2025.
(7)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At September 30, 2025, the value of these securities amounted to $10,536,622 or 4.3% of net assets.
(8)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(9)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest by the issuer. Income is not being accrued.
(10)	This security is purchased on a when-issued, delayed-delivery or forward commitment basis.
(11)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(12)	The maturity date of the security has been extended past the date disclosed. The new maturity date is not known as of September 30, 2025.
(13)	Perpetual maturity.
(14)	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer - 5.00% cash or 10.00% PIK interest.
(15)	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer - 5.75% cash or 0.50% payment-in-kind interest.
(16)	Non-income producing security.
(17)	Affiliated issuer.
(18)	Rate disclosed is the 7-day net yield as of September 30, 2025.
(19)	Fund buys foreign currency, sells USD.
(20)	Fund sells foreign currency, buys USD.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2025 (Unaudited) (Cont’d)

The summary of the TCW Strategic Income Fund transactions in the affiliated funds for the period ended September 30, 2025 is as follows:

Name of Affiliated Fund	Value at December 31, 2024	Purchases at Cost	Proceeds from Sales	Number of Shares Held September 30, 2025	Value at September 30, 2025	Dividends and Interest Income Received	Distributions Received from Net Realized Gain	Net Realized Gain (Loss) on Investments	Net change in Unrealized Gain (Loss) on Investments
TCW Central Cash Fund	$18,464,022	$96,302,296	$111,000,000	3,766,318	$3,766,318	$375,560	$—	$—	$—
TCW Private Asset Income Fund—I Class	—	6,442,105	—	644,332	6,462,652	199,905	—	—	20,547

Total					$10,228,970	$575,465	$—	$—	$20,547

TCW Strategic Income Fund, Inc.

Fair Valuation Summary (Unaudited)	September 30, 2025

The following is a summary of the fair valuations according to the inputs used as of September 30, 2025 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$28,676,036	$2,830,195	$31,506,231
Mortgage-Backed Securities
Residential Mortgage-Backed Securities—Agency	—	59,627,915	—	59,627,915
Residential Mortgage-Backed Securities—Non-Agency	—	58,340,184	500,638	58,840,822
Commercial Mortgage-Backed Securities—Non-Agency	—	39,037,026	—	39,037,026
Commercial Mortgage-Backed Securities—Agency	—	585,354	—	585,354

Total Mortgage-Backed Securities	—	157,590,479	500,638	158,091,117

Corporate Bonds*	—	59,583,284	—	59,583,284
Municipal Bonds	—	2,135,339	—	2,135,339
Foreign Government Bonds	—	2,712,081	—	2,712,081
U.S. Treasury Securities	—	7,179,715	—	7,179,715
Bank Loans*	—	305,891	—	305,891

Total Fixed Income Securities	—	71,916,310	—	71,916,310
Convertible Corporate Bonds*	—	375,798	—	375,798
Equity Securities
Common Stock*	5,228,420	1,416,035	5,092	6,649,547
Investment Companies	6,462,652	—	—	6,462,652
Money Market Investments	4,948,862	—	—	4,948,862

Total Investments	$16,639,934	$259,974,658	$3,335,925	$279,950,517

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	44,026	—	44,026
Futures Contracts
Interest Rate Risk	1,799	—	—	1,799

Total	$16,641,733	$260,018,684	$3,335,925	$279,996,342

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(599,678)	$—	$—	$(599,678)
Forward Currency Contracts
Foreign Currency Risk	—	(14,940)	—	(14,940)

Total	$(599,678)	$(14,940)	$—	$(614,618)

*	See Schedule of Investments for corresponding industries.

Note 1 — Security Valuations

Securities listed or traded on the NYSE and other stock exchanges were valued at the latest sale price on the exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) were valued during the period using official closing prices as reported by NASDAQ, which may not have been the last sale price. All other securities for which over-the-counter (“OTC”) market quotations were readily available, including short-term securities, swap agreements and forward currency exchange contracts, were valued with prices furnished by independent pricing services or by broker-dealers.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Directors of the Fund (the “Board”, and each member thereof, a “Director”) has designated the Advisor as the “valuation designee” with respect to the fair valuation of the Fund’s portfolio securities, subject to oversight by and periodic reporting to the Board. Fair valued securities are those for which market quotations were not readily available, including in circumstances under which it was determined by the Advisor that prices received were not reflective of their market values.

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses investments in its financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical investments.

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”). The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise, they would be categorized as Level 3.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized as Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized as Level 3 of the hierarchy.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized as Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized as Level 2 of the fair value hierarchy; if a discount is applied and significant, they are categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets are categorized as Level 2 of the fair value hierarchy.

Foreign currency contracts. The fair values of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. They are categorized as Level 1.

Government and agency securities. Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized as Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Interest rate swaps. Interest rate swaps are fair valued using pricing models that take into account, among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps are categorized as Level 2; otherwise, the fair values are categorized as Level 3.

Money market funds. Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value (“NAV”), they are categorized as Level 1 of the fair value hierarchy.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wanted lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds are categorized as Level 2; otherwise, the fair values are categorized as Level 3.

Options contracts. Option contracts traded on securities exchanges are fair valued using market mid prices; as such, they are categorized as Level 1. Option contracts traded OTC are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized as Level 2; otherwise, the fair values would be categorized as Level 3.

Restricted securities. Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized as Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments. Short-term investments are valued using market price quotations, and are categorized as Level 1 or Level 2 of the fair value hierarchy.

The summary of the inputs used as of September 30, 2025 in valuing the Fund’s investments is listed after the Investments by Sector table.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Asset-Backed Securities	Commercial Mortgage- Backed Securities — Non-Agency	Common Stock	Convertible Corporate Bonds	Corporate Bonds	Residential Mortgage-Backed Securities — Non- Agency	Total
Balance as of December 31, 2024	$1,124,790	$614,136	$337,643	$2,659	$41,333	$2,162,551	$4,283,112
Accrued Discounts (Premiums)	—	—	—	60	1,039	100	1,199
Realized Gain (Loss)	112,600	2,911	(122,908)	(18,788)	(243,174)	(103,721)	(373,080)
Change in Unrealized Appreciation (Depreciation)*	(4,826)	(10,648)	175,900	17,782	223,653	443,264	845,125
Purchases	2,969,149	—	—	—	—	517,659	3,486,808
Sales	(1,223,334)	(606,399)	(385,543)	(1,713)	(21,401)	—	(2,238,390)
Transfers in to Level 3*	119,235	—	—	—	—	—	119,235
Transfers out of Level 3*	(267,419)	—	—	—	(1,450)	(2,519,215)	(2,788,084)

Balance as of September 30, 2025	$2,830,195	$—	$5,092	$—	$—	$500,638	$3,335,925

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2025	$2,545	$—	$175,900	$—	$—	$5,638	$184,083

*	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Significant unobservable valuation inputs for Level 3 investments as of September 30, 2025 are as follows:

Description	Fair Value at September 30, 2025	Valuation Techniques	Unobservable Input	Price or Price Range	Weighted Average Price	Input to Valuation If Input Increases
Asset-Backed Securities	$1,724,769	Broker Quote	Offered Quote	$20.500 to $100.000	$78.859	Increase
Asset-Backed Securities	$0	Fair Value	Zero Market Value	$0.000 to $0.000	$0	Increase
Asset-Backed Securities	$1,105,426	Third-Party Vendor	Vendor Prices	$83.206 to $100.197	$91.737	Increase
Common Stock	$5,092	Fair Value	Broker Pricing	$0.560	$0.560	Increase
Residential Mortgage-Backed Securities — Non-Agency	$500,638	Third-party Vendor	Vendor Prices	$101.139	$101.139	Increase

Mortgage-Backed and Other Asset-Backed Securities: The Fund may invest in MBS, which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (Ginnie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Corporation (Fannie Mae). The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. MBS and other ABS held by the Fund at September 30, 2025 are listed in the Fund’s Schedule of Investments.

When-Issued, Delayed-Delivery, To Be Announced (“TBA”) and Forward Commitment Transactions: The Fund may enter into when-issued, delayed-delivery, TBA or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, TBA or forward commitment transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, TBA or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against this deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them.

Repurchase Agreements: The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. The Fund had no repurchase agreements outstanding as of September 30, 2025.

Securities Lending: The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the period ended September 30, 2025.

Derivatives:

Forward Currency Exchange Contracts: The Fund enters into forward currency exchange contracts as a hedge against fluctuations in foreign exchange rates. Forward currency exchange contracts are marked-to-market daily and the change in market value is recorded by the Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Outstanding forward currency exchange contracts at September 30, 2025 are disclosed in the Schedule of Investments.

Futures Contracts: The Fund may enter into futures contracts. The Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the period ended September 30, 2025, the Fund utilized treasury futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at September 30, 2025 are listed in the Fund’s Schedule of Investments.

Options: The Fund may purchase and sell put and call options on a security or an index of securities to enhance investment performance and/or to protect against changes in market prices. The Fund may also enter into currency options to hedge against or to take advantage of currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Purchasing foreign currency options gives a Fund the right, but not the obligation, to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These currency options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. During the period ended September 30, 2025, the Fund entered into written option contracts to gain exposure to the equity market.

Swap Agreements: The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. The Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. The Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of the Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. The Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

The Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds (or other obligations of the reference entity with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and the Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the period ended September 30, 2025, the Fund entered into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk). Outstanding swap agreements at September 30, 2025 are disclosed in the Schedule of Investments.

Note 2 — Restricted Securities

The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Fund considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities held by the Fund at September 30, 2025 are listed below:

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Academic Loan Funding Trust, Series 2012-1A, Class R, 0.00%, due 12/27/2044	11/1/2022	$735,000	$267,419	0.11%
Avis Budget Rental Car Funding AESOP LLC, Series 2021-2A, Class D, 4.08%, due 02/20/2028	4/28/2025	238,652	244,770	0.10%
COMM Mortgage Trust, Series 2012-LC4, Class XB (I/O), 0.60%, due 12/10/44	1/22/2019	159,955	139	0.00%
HOA Funding LLC, Series 2021-1A, Class A2, 4.72%, due 08/20/51	5/24/2023	468,756	119,235	0.05%

		$1,602,363	$631,563	0.26%